CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Salomon Brothers Series Funds Inc - Salomon Brothers New York Municipal Money Market Fund (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                   Chief Administrative Officer
Salomon Brothers Series Funds Inc         Salomon Brothers Series Funds Inc
Salomon Brothers New York Municipal       Salomon Brothers New York Municipal
      Money Market Fund                         Money Market Fund

/s/ R. Jay Gerken                         /s/ Lewis E. Daidone
---------------------------               --------------------------
R. Jay Gerken                             Lewis E. Daidone
Date: August 29, 2003                     Date: August 29, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Salomon Brothers Series Funds Inc - Salomon Brothers Cash Management Fund (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                   Chief Administrative Officer
Salomon Brothers Series Funds Inc         Salomon Brothers Series Funds Inc
Salomon Brothers Cash Management Fund     Salomon Brothers Cash Management Fund

/s/ R. Jay Gerken                         /s/ Lewis E. Daidone
---------------------------               --------------------------
R. Jay Gerken                             Lewis E. Daidone
Date: August 29, 2003                     Date: August 29, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.